SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 1999

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                          BARRINGER LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             1-8241                                        84-0951626
     ----------------------                     -------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

         15000 West 6th Avenue, Suite 300, Golden   CO              80401-5047
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          (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code:   303/277-1687

                                 Not Applicable
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          (Former name or former address, if changed since last report)











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ITEM 5.   OTHER EVENTS.

     On  September,  23, 1999,  the  Registrant,  Barringer  Laboratories,  Inc.
("Barringer")   entered  into  an  Agency  Agreement  (the   "Agreement")   with
Inspectorate Griffith USA, Inc. ("Inspectorate"). A copy of the Agreement is attached as Exhibit 10.3. All discussion in this report regarding the Agreement is qualified by reference to Exhibit 10.3.

     Under the Agreement, Barringer transferred all of its contracts and customers relating to metals and minerals analytical services performed by Barringer for customers in the metals and minerals mining industry. In consideration for the transfer, Barringer will receive an amount equal to (a) 2.5% of all amounts received by Inspectorate under each contract or customer transferred, or (b) 2.5% of the portion of all such amounts received by Inspectorate pursuant to a relevant consortium or joint venture agreement in the event that Inspectorate enters into a consortium or joint venture in relation to the work to be performed under the contracts or customers transferred .

     In addition to the transfer of contracts and customers, the Agreement also grants Inspectorate the non-exclusive right to use Barringer's trademark, the right to purchase at fair market value equipment owned by Barringer and used in the performance of services provided under the contracts transferred, and the right to offer employment to Barringer employees to assist in the performance by Inspectorate of services provided under the contracts transferred. The Agreement has a term of three (3) years and can be terminated for cause as defined in the Agreement by either party upon giving thirty (30) days notice to the other party.

     Barringer, by essence of the Agreement, has discontinued providing metal analytical services to the mineral exploration industry. Such action is consistent with its commitment to emphasize its business of providing environmental testing services.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed herewith:

NAME OF EXHIBIT                                      EXHIBIT NO.

Agency Agreement                                        10.3










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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 2, 2000



                                              BARRINGER LABORATORIES, INC.



                                              By: /s/ J. Graham Russell
                                                 -------------------------------
                                                 J. Graham Russell, President



























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